UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 14, 2008

NEUTRAL TANDEM, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33778	31-1786871
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One South Wacker Drive

Suite 200

Chicago, Illinois 60606

(Address of principal executive offices, including Zip Code)

(312) 384-8000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On January 14, 2008, Neutral Tandem, Inc. (the “Company”) requested that its petition for interconnection filed with the Federal Communications Commission (“FCC”) against Verizon Wireless be withdrawn without prejudice. The Company and Verizon Wireless have entered into a Direct Connection Agreement under which the Company and its affiliates may directly terminate traffic to Verizon Wireless.

The letter filed by the Company requesting withdrawal of its petition is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information, including Exhibit 99.1, furnished in this report is not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. Registration statements or other documents filed with the Securities and Exchange Commission shall not incorporate this information by reference, except as otherwise expressly stated in such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Letter filed with the FCC on January 14, 2008

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEUTRAL TANDEM, INC.

/s/ Robert M. Junkroski
Date: January 14, 2008	Name:	Robert M. Junkroski
	Title:	Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description
99.1	Letter filed with the FCC on January 14, 2008

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